SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest event reported): January 7, 1998

                       F.F. Holdings Corporation
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                 33-54928                  23-2506294
---------------        ---------------------        ----------------
(State or other          (Commission File           (IRS Employer ID
Jurisdiction of           Numbers)                   Number)
Incorporation)

             7530 TIDEWATER DRIVE, P.O. BOX 1289, NORFOLK, VIRGINIA
             ------------------------------------------------------
                    (Address of principal executive offices)

                                     23501
                                   ----------
                                   (Zip Code)

              Registrant's telephone number, including area code:
                                 (757) 480-6700

         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 3.  BANKRUPTCY OR RECEIVERSHIP

        On January 7, 1998, FF Holdings Corporation, a Delaware corporation ("Holdings"), and its wholly-owned subsidiary Farm Fresh, Inc., a Virginia Corporation (the "Company"), filed their joint plan of reorganization (the "Plan") pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Holdings and the Company are debtors in possession in the proceedings which is captioned In re FF Holdings Corporation and Farm Fresh, Inc. Debtors (Case No. 98-37 (JJF) and 98-38 (JJF)) and will continue to operate their businesses, subject to the supervision and orders of the Bankruptcy Court.

        Copies of the press release dated January 7, 1998 relating to the filing of the Plan in the Bankruptcy Court is attached to this current Report in Form 8-K as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

Exhibit Number                         Description
--------------             --------------------------------------
    2.1                    Joint Plan of Reorganization.
   99.1                    Press Release dated January 7, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FARM FRESH, INC.

Date: January   , 1998               By: /s/ Richard D. Coleman
                                         -------------------------------
                                         Richard D. Coleman
                                         Executive Vice President,
                                         Chief Financial Officer